SCHEDULE 14A
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant                     [ ]

Filed by a Party other than the Registrant  [x]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-12

                                 Motorola, Inc.
                (Name of Registrant as Specified In Its Charter)

                                  Carl C. Icahn
                                Frank Biondi, Jr.
                              William R. Hambrecht
                               Lionel C. Kimerling
                                  Keith Meister
                                Icahn Partners LP
                          Icahn Partners Master Fund LP
                        Icahn Partners Master Fund II LP
                        Icahn Partners Master Fund III LP
                         High River Limited Partnership
                                 Barberry Corp.
                           Icahn Enterprises G.P. Inc.
                         Icahn Enterprises Holdings L.P.
                                   IPH GP LLC
                               Icahn Capital L.P.
                                Icahn Onshore LP
                                Icahn Offshore LP
                                  Beckton Corp.
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

                       2008 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                                 MOTOROLA, INC.
                               -------------------

                                 PROXY STATEMENT
                                       OF
                                 CARL C. ICAHN,
                               FRANK BIONDI, JR.,
                              WILLIAM R. HAMBRECHT,
                              LIONEL C. KIMERLING,
                                 KEITH MEISTER,
                               ICAHN PARTNERS LP,
                          ICAHN PARTNERS MASTER FUND LP
                       ICAHN PARTNERS MASTER FUND II L.P.
                       ICAHN PARTNERS MASTER FUND III L.P.
                                       AND
                         HIGH RIVER LIMITED PARTNERSHIP
                               -------------------

To Our Fellow Motorola Stockholders:

     This Proxy Statement and the accompanying GOLD proxy card are being furnished to stockholders ("Stockholders") of Motorola, Inc. ("Motorola") in connection with the solicitation of proxies by Carl C. Icahn and certain of his affiliates and associates, to be used at the 2008 Annual Meeting (the "Annual Meeting") of Stockholders of Motorola which is scheduled to be held at 5:00 p.m., local time, on May 5, 2008, at the Rosemont Theater, 5400 N. River Road, Rosemont, Illinois 60018, and at any adjournments, postponements or continuations thereof. This Proxy Statement and the GOLD proxy card are first being furnished to Stockholders on or about _______ __, 2008.

     At the Annual Meeting, the Participants (as hereinafter defined) will seek to elect to the Board of Directors of Motorola the following persons (each, a "Nominee" and collectively, the "Nominees"):

                                Frank Biondi, Jr.
                              William R. Hambrecht
                               Lionel C. Kimerling
                                  Keith Meister

     Each of the Nominees has consented, if elected, to serve as a director.

     MR. ICAHN URGES STOCKHOLDERS TO VOTE FOR THE NOMINEES.

     The Nominees and each of the other Participants have no interest in Motorola other than through the beneficial ownership (if any) of shares of Common Stock, par value $3 per share, of Motorola (the "Shares") or other securities (if any) of Motorola as disclosed herein.

     WE URGE YOU TO VOTE YOUR GOLD PROXY CARD FOR THE NOMINEES.

                                    IMPORTANT

     The election of the Nominees requires the affirmative vote of a plurality of the votes cast, assuming a quorum is present or otherwise represented at the Annual Meeting. As a result, your vote is extremely important. We urge you to mark, sign, date and return the enclosed GOLD proxy card to vote FOR the election of the Nominees.

     WE URGE YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY MOTOROLA. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PROXY BY DELIVERING A LATER-DATED GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR BY VOTING IN PERSON AT THE ANNUAL MEETING. SEE "VOTING PROCEDURES" AND "PROXY PROCEDURES" BELOW.

     If you have any questions or require any assistance in executing your proxy, please call:

                           Innisfree M&A Incorporated
                   Stockholders call toll-free: (877) 825-8772
                 Banks and Brokers call collect: (212) 750-5833

     Only holders of record of Motorola's voting securities as of the close of business on March 14, 2008 (the "Record Date") are entitled to notice of, and to attend and to vote at, the Annual Meeting and any adjournments or postponements thereof. According to the proxy statement of Motorola filed with the Securities and Exchange Commission ("Motorola's Proxy Statement"), as of the Record Date, there were outstanding [____________] shares of Common Stock, par value $3 per share, of Motorola (the "Common Stock"). Stockholders of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each share of Common Stock of Motorola held on the Record Date.

     As of the Record Date, the Participants and their affiliates beneficially owned an aggregate of [________] shares of Common Stock, representing approximately [___]% of the outstanding shares of Common Stock as of the Record Date. The Participants and their affiliates intend to vote such shares FOR the election of the Nominees.

     VOTE FOR THE NOMINEES BY USING THE ENCLOSED GOLD PROXY TO VOTE TODAY--BY TELEPHONE, BY INTERNET, OR BY SIGNING, DATING AND RETURNING THE GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED TO YOU.

PARTICIPANTS IN SOLICITATION OF PROXIES

     In addition to the Nominees, the participants in the solicitation of proxies (the "Participants") are Carl C. Icahn, Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), Icahn Partners Master Fund II L.P. ("Icahn Master II"), Icahn Partners Master Fund III L.P. ("Icahn Master III"), High River Limited Partnership ("High River"), Mr. Vincent
J. Intrieri and Mr. David Schechter.

     Icahn Partners, Icahn Master, Icahn Master II, Icahn Master III and High River (collectively, the "Icahn Parties") are entities controlled by Carl C. Icahn. Keith Meister, Vincent J. Intrieri and David Schechter are employees and/or officers or directors of the Icahn Parties and various other entities controlled by Mr. Icahn. Each of Carl C. Icahn, Keith Meister, Vincent J.
Intrieri and David Schechter may also participate in soliciting proxies from Motorola stockholders. None of Mr. Meister, Mr. Intrieri or Mr. Schechter owns beneficially any interest in securities of Motorola, and will not receive any special compensation in connection with such solicitation. In connection with their employment, Messrs. Meister, Intrieri and Schechter, among other employees, each has a participatory interest in the profits derived from Icahn Partners, Icahn Master II, Icahn Master III and Icahn Master (together, the
"Funds"). Because only a portion of such profit interests are distributed and because of their other investments in the Funds, each of Mr. Meister and Mr. Intrieri also has capital accounts in the Funds. In the aggregate: (i) Mr. Meister's profit interests and capital accounts in the Funds entitle him to less than 5% of the profits generated by the Funds; (ii) Mr. Intrieri's profit interests and capital accounts in the Funds entitle him to less than 5% of the profits generated by the Funds; and (iii) Mr. Schechter's profit interests in the Funds entitle him to 1% or less of the profits generated by the Funds.

     Icahn Partners is a Delaware limited partnership principally engaged in the business of investing in securities. Each of Icahn Master, Icahn Master II and Icahn Master III is a Cayman Islands exempted limited partnership principally engaged in the business of investing in securities. High River is a Delaware limited partnership principally engaged in the business of investing in securities.

     The address of each of Icahn Partners, Messrs. Icahn, Intrieri and Schechter is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, New York 10153. The address of each of Icahn Master, Icahn Master II and Icahn Master III is c/o Walkers SPV Limited, P.O. Box 908GT, 87 Mary Street, George Town, Grand Cayman, Cayman Islands. The address of High River is White Plains Plaza, 445 Hamilton Avenue - Suite 1210, White Plains, NY 10601.

     Annex  A  attached  hereto  sets  forth,  as  to  the   Participants,   all
transactions in securities of Motorola effected during the past two years and their beneficial ownership of securities of Motorola.

     With respect to each Participant (including the Nominees), except as set forth herein or in Annex A attached hereto, (i) such Participant is not, nor was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Motorola, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (ii) neither such Participant nor any of such Participant's associates have any arrangement or understanding with any person with respect to (A) any future employment by Motorola or its affiliates or (B) any future transactions to which Motorola or any of its affiliates will or may be a party.


ELECTION OF DIRECTORS

     On January 31, 2008, Icahn Partners, Icahn Master and High River delivered a letter to Motorola, notifying Motorola that these Icahn Parties nominate and will seek to elect at the Annual Meeting - Frank Biondi, Jr., William R.
Hambrecht, Lionel C. Kimerling and Keith Meister as members of the board of directors of Motorola.

     FRANK BIONDI, JR., 63, has served as Senior Managing Director of WaterView Advisors LLC, an investment advisor organization, since March 1999. From April 1996 to November 1998, Mr. Biondi served as Chairman and Chief Executive Officer of Universal Studios, Inc. From July 1987 to January 1996, Mr. Biondi served as President and Chief Executive Officer of Viacom, Inc. Mr. Biondi is a director of Amgen Inc., Cablevision Systems Corp., Hasbro, Inc., The Bank of New York
Company, Inc. and Seagate Technology. Mr. Biondi is a graduate of Princeton University and earned a Masters of Business Administration from Harvard University.

     WILLIAM R. HAMBRECHT, 72, has been Founder, Chairman and Chief Executive Officer of WR Hambrecht + Co, a financial services firm, Since December 1997. Mr. Hambrecht co-founded Hambrecht & Quist in 1968, from which he resigned in December 1997 to form WR Hambrecht + Co. Mr. Hambrecht currently serves on the Board of Trustees for The American University of Beirut and is on the Advisory Investment Committee to the Board of Regents of the University of California. He also serves on the Advisory Council to The J. David Gladstone Institutes. In October, 2006, Mr. Hambrecht was inducted to the American Academy of Arts and Sciences. Mr. Hambrecht graduated from Princeton University.

     LIONEL C. KIMERLING, 64, is the Thomas Lord Professor of Materials Science and Engineering at Massachusetts Institute of Technology (MIT), an institution of higher learning. Since 1993, Mr. Kimerling has been Director of the MIT Materials Processing Center where he conducts an active research program in the structure, properties and processing of semiconductor materials, and since 1997 he has been Director of the MIT Microphotonics Center. He received his S.B. degree in Metallurgy in 1965 and his Ph.D. in Materials Science in 1969 from MIT. Prior to joining MIT faculty as Lord Professor of Materials Science and Engineering in 1990, he was Head of the Materials Physics Research Department at AT&T Bell Laboratories from 1981 to 1990. Prior to joining AT&T Bell Laboratories, he served as Captain, USAF at the Solid State Sciences Laboratory of the Air Force Cambridge Research Laboratories. He has authored more than 300 technical articles and more than 40 patents. He led an MIT-Industry team in the creation and publication of the Communications Technology Roadmap in 2005.

     KEITH MEISTER, 34, since August 2003, has served as Vice Chairman of the Board of Icahn Enterprises G.P. Inc., the general partner of Icahn Enterprises L.P., a diversified holding company engaged in a variety of businesses, including investment management, metals, real estate and home fashion. From August 2003 through March 2006, Mr. Meister also served as Chief Executive Officer of Icahn Enterprises G.P. Inc., and since March 2006, Mr. Meister has served as Principal Executive Officer of Icahn Enterprises G.P. Inc. Since November 2004, Mr. Meister has been a Managing Director of Icahn Capital LP, the entity through which Carl C. Icahn manages third party private investment funds. Since June 2002, Mr. Meister has served as senior investment analyst of High River Limited Partnership, an entity primarily engaged in the business of holding and investing in securities. Mr. Meister also serves on the boards of directors of the following companies: XO Holdings, Inc., WCI Communities, Inc., and Federal-Mogul Corporation. With respect to each company mentioned above, Mr. Icahn, directly or indirectly, either (i) controls such company or (ii) has an interest in such company through the ownership of securities. Mr. Meister received an A.B. in government, cum laude, from Harvard College in 1995.

     Mr. Biondi's business address is WaterView Advisors LLC, Carnegie Hall Tower 152 West 57th Street 46th Floor, New York, NY 10019. Mr. Hambrecht's business address is WR Hambrecht + Co, 539 Bryant Street, Suite 100, San Francisco, CA 94107. Mr. Kimerling's business address is Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139-4307. Mr. Meister's business address is Icahn Capital LP, 767 Fifth Avenue, 47th Floor, New York, NY 10153.

     According to Motorola's Proxy Statement, Motorola's Board of Directors of Motorola (the "Board") intends to nominate twelve candidates for election as directors at the Annual Meeting. This proxy statement is soliciting proxies to elect not only Messrs. Biondi, Jr., Hambrecht, Kimerling and Meister, but also all of the Motorola nominees other than Messrs. John A. White, Samuel C. Scott III, James R. Stengel and Ms. Judy C. Lewent. This gives stockholders who wish to vote for Messrs. Biondi, Jr., Hambrecht, Kimerling and Meister and such other persons the ability to do so. Under applicable proxy rules we are required either to solicit proxies only for Messrs. Biondi, Jr., Hambrecht, Kimerling and Meister, which could result in limiting the ability of Stockholders to fully exercise their voting rights with respect to Motorola's nominees, or to solicit for Messrs. Biondi, Jr., Hambrecht, Kimerling and Meister and for fewer than all of Motorola's nominees, which enables a Stockholder who desires to vote for Messrs. Biondi, Jr., Hambrecht, Kimerling and Meister to also vote for those of Motorola's nominees for whom we are soliciting proxies. Mr. Icahn notes that if Messrs. Biondi, Jr., Hambrecht, Kimerling and Meister are elected, and if a majority of the other Board members thereafter determines that it would be desirable that Messrs. White, Scott III, Stengel and Ms. Lewent serve as members of the Board, the Board could permit that result by increasing the size of the Board and adding Messrs. White, Scott III, Stengel and Ms. Lewent as additional members.

     The Nominees, if elected, would hold office until the 2009 annual meeting of Stockholders and until a respective successor has been duly elected and qualified.

     Each Nominee (other than Mr. Meister) is also party to an agreement substantially in the form attached hereto as Annex B, pursuant to which the Icahn Parties have agreed to pay certain fees to each such Nominee and to indemnify each such Nominee with respect to certain costs incurred by each such Nominees in connection with the proxy contest relating to the Annual Meeting (the "Nominee Agreement"). Except as provided in the Nominee Agreement (which, among other things, provides for a payment to each Nominee of $25,000), none of the Nominees receive any compensation from any of the Participants or any of their affiliates in connection with this proxy solicitation. Each Nominee has an interest in the election of directors at the Annual Meeting pursuant to the Nominee Agreement, if applicable, relating to such Nominee.

     Professor Kimerling (through Kimerling Family Investments, an Alabama limited partnership that he controls and is the President of ) has beneficially owned for more than 2 years (i) 9000 Shares and (ii) 1000 8.375% Corporate Backed Trust Certificates of Lehman ABS, Motorola Debenture-Backed Series 2002-14, final scheduled distribution date November 15, 2028, initial principal amount $25 per each such certificate, with underlying securities being 6-1/2% Debentures due November 15, 2028 issued by Motorola.

     The Nominees would not be barred from being considered independent under New York Stock Exchange Rule 303A.02(b) and are independent under the applicable standards of New York Stock Exchange and the independence standards applicable to Motorola under paragraph (a)(1) of Item 407 of Regulation S-K under the Securities Exchange Act of 1934, as amended.

     Other than as disclosed in this Proxy Statement, including Annex A, (i) each Nominee is not, nor was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Motorola, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (ii) neither any Nominee nor any of such Nominee's associates have any arrangement or understanding with any person with respect to (A) any future employment by Motorola or its affiliates or (B) any future transactions to which Motorola or any of its affiliates will or may be a party.

     WE STRONGLY URGE YOU TO VOTE FOR THE ELECTION OF THE NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT. IF YOU HAVE SIGNED THE GOLD PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL THE SHARES REPRESENTED BY THE GOLD PROXY CARD FOR THE ELECTION OF MESSRS. BIONDI, JR., HAMBRECHT, KIMERLING AND MEISTER.


OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

     According to Motorola's Proxy Statement, Motorola is soliciting proxies with respect to four proposals other than the election of directors. Please refer to Motorola's Proxy Statement for a detailed discussion of these proposals, including various arguments in favor of and against such proposals. These proposals are outlined below. IF YOU HAVE SIGNED THE GOLD PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO (I) VOTE FOR PROPOSALS 2, 3 AND 4 BELOW ALL THE SHARES REPRESENTED BY YOUR GOLD PROXY CARD, AND (II) ABSTAIN FROM VOTING ALL THE SHARES REPRESENTED BY YOUR GOLD PROXY CARD WITH RESPECT TO PROPOSAL 5.

PROPOSAL 2 -  RATIFICATION  OF  APPOINTMENT  OF  INDEPENDENT  REGISTERED  PUBLIC
              ACCOUNTING FIRM

     At the Annual Meeting, the Stockholders will be asked to vote to ratify the selection of KPMG LLP as Motorola's independent registered public accounting firm. Motorola's Board of Directors recommended a vote for this proposal. The Participants intend to vote, and recommend that you vote, for this proposal.

VOTING ON PROPOSAL 2

     The accompanying GOLD proxy card will be voted in accordance with your instruction on such card. You may vote for or vote against, or abstain from voting on Proposal 2 described above by marking the proper box on the GOLD proxy card.


PROPOSAL 3 - SHAREHOLDER PROPOSAL RE: SAY-ON-PAY

     At the Annual Meeting, the Stockholders will be asked to vote on a shareholder proposal to ask Motorola's Board of Directors to adopt a policy that shareholders be given the opportunity to vote on an advisory management resolution at each annual meeting to ratify the compensation of the named executive officers of Motorola set forth in Motorola's proxy statement's Summary Compensation Table (the "STC") and the accompanying disclosure of material factors provided to understand the STC. Motorola's Board of Directors recommended a vote against this proposal. The Participants intend to vote, and recommend that you vote, for this proposal.

VOTING ON PROPOSAL 3

     The accompanying GOLD proxy card will be voted in accordance with your instruction on such card. You may vote for or vote against, or abstain from voting on Proposal 3 described above by marking the proper box on the GOLD proxy card.


PROPOSAL 4 - SHAREHOLDER PROPOSAL RE: RECOUP UNEARNED MANAGEMENT BONUSES

     At the Annual Meeting, the Stockholders will be asked to vote on a shareholder proposal to request Motorola's Board of Directors to adopt a bylaw (or, if such a bylaw were absolutely impossible, a policy), for Motorola to recoup all unearned incentive bonuses or other incentive payments to all senior executives to the extent that their corresponding performance targets were later reasonably determined to have not been achieved or resulted from error(s). Motorola's Board of Directors recommended a vote against this proposal. The Participants intend to vote, and recommend that you vote, for this proposal.

VOTING ON PROPOSAL 4

     The accompanying GOLD proxy card will be voted in accordance with your instruction on such card. You may vote for or vote against, or abstain from voting on Proposal 4 described above by marking the proper box on the GOLD proxy card.


PROPOSAL 5 -  SHAREHOLDER  PROPOSAL RE: A GLOBAL SET OF  CORPORATE  STANDARDS AT
              MOTOROLA

     At the Annual Meeting, the Stockholders will be asked to vote on a shareholder proposal to request Motorola's Board of Directors to review and amend, where applicable, Motorola's policies related to human rights that guide its international and U.S. operations. Motorola's Board of Directors recommended a vote against this proposal. The Participants intend to abstain from voting on this proposal and make no recommendation as to this proposal.

VOTING ON PROPOSAL 5

     The accompanying GOLD proxy card will be voted in accordance with your instruction on such card. You may vote for or vote against, or abstain from voting on Proposal 5 described above by marking the proper box on the GOLD proxy card.


OTHER PROPOSALS

     The Participants and their affiliates know of no other business to be presented at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that the persons named on the enclosed GOLD proxy card will vote that proxy on such other matters in accordance with their judgment.


VOTING PROCEDURES

     According to Motorola's Proxy Statement, the voting procedures are as set forth below.

     Holders of shares of Motorola's Common Stock, at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter presented at the Annual Meeting.

     Directors are elected by a plurality of the votes cast by the holders of Motorola's Common Stock at a meeting at which a quorum is present. Plurality means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker nonvote or otherwise) have no impact in the election of directors. A quorum is a majority of the Shares entitled to vote at the Annual Meeting. The Shares represented by a proxy marked "withhold" or "abstain" will be considered present at the Annual Meeting for purposes of determining a quorum.

     As explained in the detailed instructions on your GOLD proxy card, there are four ways you may vote. You may:

1. Vote via the Internet by following the voting instructions on the GOLD proxy card or the voting instructions provided by your broker, bank or other holder of record. If you submit your vote by Internet, you may incur costs associated with electronic access, such as usage charges from Internet access providers and telephone companies;
2. Vote by telephone by following the voting instructions on the GOLD proxy card or the instructions provided by your broker, bank or other holder of record; or
3. Sign, date and return the enclosed GOLD proxy card in the enclosed postage-paid envelope.;
4. Vote in person by attending the Annual Meeting. Written ballots will be distributed to Stockholders who wish to vote in person at the Annual Meeting. If you hold your Shares through a bank, broker or other custodian, you must obtain a legal proxy from such custodian in order to vote in person at the meeting.

     Whether or not you are able to attend the Annual Meeting, you are urged to complete the enclosed GOLD proxy card and return it in the postage-paid envelope provided to you. All valid proxies received prior to the meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, the Shares will be voted in accordance with that specification. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED (I) FOR MESSRS. FRANK BIONDI, JR., WILLIAM R. HAMBRECHT, LIONEL C. KIMERLING AND KEITH MEISTER, FOR DIRECTORS AND FOR THE PERSONS WHO ARE EXPECTED TO BE NOMINATED BY MOTOROLA (OTHER THAN MESSRS. JOHN A. WHITE, SAMUEL C. SCOTT III, JAMES R. STENGEL AND MS. JUDY C. LEWENT), FOR DIRECTORS; (II) FOR THE PROPOSALS 2, 3 AND 4, (III) ABSTAIN WITH RESPECT TO THE PROPOSAL 5. THE SHARES WILL ALSO BE VOTED AT THE DISCRETION OF THE PROXY HOLDERS UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. The names, backgrounds and qualifications of the Motorola's nominees, and other information about them, can be found in Motorola's Proxy Statement. There is no assurance that any of Motorola's nominees will serve as directors if the Nominee is elected.

     If you have any questions or require any assistance in executing your proxy, please call:

                           Innisfree M&A Incorporated
                   Stockholders call toll-free: (877) 825-8772
                 Banks and Brokers call collect: (212) 750-5833


PROXY PROCEDURES

     IN ORDER FOR YOUR VIEWS TO BE REPRESENTED AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED TO YOU, OR USE THE GOLD PROXY CARD TO VOTE BY TELEPHONE OR INTERNET.

     The accompanying GOLD proxy card will be voted at the Annual Meeting in accordance with your instructions on such card.

     Only holders of record as of the close of business on the Record Date will be entitled to vote. If you were a Stockholder of record on the Record Date, you will retain your voting rights at the Annual Meeting even if you sell such shares after the Record Date. Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares on the GOLD proxy card, even if you sell such shares after the Record Date.

     IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE GOLD PROXY CARD AS SOON AS POSSIBLE.


REVOCATION OF PROXIES

Any Stockholders of record may revoke or change his or her proxy instructions at any time prior to the vote at the Annual Meeting by:

o submitting a properly executed, subsequently dated GOLD proxy card that will revoke all prior proxy cards, including any White proxy cards which you may have submitted to Motorola;

o instructing the Icahn Parties by telephone or via the Internet as to how you would like your shares voted (instructions are on your GOLD proxy card);

o attending the Annual Meeting and withdrawing his or her proxy by voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy); or

o delivering written notice of revocation either to the Icahn Parties c/o Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022, or the Corporate Secretary of Motorola at address provided by Motorola in Motorola's Proxy Statement.

     Although a revocation is effective if delivered to Motorola, the Icahn Parties request that either the original or a copy of any revocation be mailed to the Icahn Parties c/o Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022, so that the Icahn Parties will be aware of all revocations.

     IF YOU PREVIOUSLY SIGNED AND RETURNED A WHITE PROXY CARD TO MOTOROLA, WE URGE YOU TO REVOKE IT BY (1) SIGNING, DATING AND RETURNING THE GOLD PROXY CARD IN THE POSTAGE-PAID EVELOPE PROVIDED TO YOU, (2) INSTRUCTING US BY TELEPHONE OR VIA THE INTERNET AS TO HOW YOU WOULD LIKE YOUR SHARES VOTED WITH RESPECT TO THE GOLD PROXY CARD, (3) ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON OR (4) DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE ICAHN PARTIES OR TO THE CORPORATE SECRETARY OF THE COMPANY.


COST AND METHOD OF SOLICITATION

     Solicitation of proxies will be made by Messrs. Icahn, Intrieri, Meister and Schechter.

     The Icahn Parties have retained Innisfree M&A Incorporated ("Innisfree") to conduct the solicitation, for which Innisfree is to receive a fee not to exceed $500,000, plus reimbursement for its reasonable out-of-pocket expenses. The Icahn Parties have agreed to indemnify Innisfree against certain liabilities and expenses, including certain liabilities under the federal securities laws. Insofar as indemnification for liabilities arising under the federal securities laws may be permitted to Innisfree pursuant to the foregoing provisions, we have been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and is therefore unenforceable. Proxies may be solicited by mail, courier services, Internet, advertising, telephone or telecopier or in person. It is anticipated that Innisfree will employ approximately 100 persons to solicit proxies from Motorola Stockholders for the Annual Meeting. The total expenditures in furtherance of, or in connection with, the solicitation of proxies is $[_______] to date, and is estimated to be $2,800,000 in total.

     The Icahn Parties intend to seek reimbursement for the costs and expenses associated with the proxy solicitation in the event that any of the Nominees are elected to the Board of Directors of Motorola, but do not intend to submit the issue of reimbursement to a vote of security holders.


ADDITIONAL INFORMATION

     Certain information regarding the securities of Motorola held by Motorola's Directors, nominees, management and 5% Stockholders is contained in Motorola's Proxy Statement. Information concerning the date by which proposals of security holders intended to be presented at the next annual meeting of Stockholders of Motorola must be received by Motorola for inclusion in Motorola's Proxy Statement and form of proxy for that meeting is also contained in Motorola's Proxy Statement. This information is contained in Motorola's public filings. The Participants take no responsibility for the accuracy or completeness of such information.


Date: March __, 2008                         ICAHN PARTNERS LP
                                             ICAHN PARTNERS MASTER FUND LP
                                             ICAHN PARTNERS MASTER FUND II L.P.
                                             ICAHN PARTNERS MASTER FUND III L.P.
                                             HIGH RIVER LIMITED PARTNERSHIP
                                             CARL C. ICAHN
                                             FRANK BIONDI, JR.
                                             WILLIAM R. HAMBRECHT
                                             LIONEL C. KIMERLING
                                             KEITH MEISTER

                                                                         ANNEX A

                       SECURITY OWNERSHIP OF ICAHN PARTIES

-------------- ------------------ ----------------------- ----------------------
(1)  Title of   (2)  Name of       (3)  Amount and Nature  (4) Percent
     Class           Beneficial         of Beneficial          of
                     Owner(1)           Ownership              Class(2)
-------------- ------------------ ----------------------- ----------------------
Common Stock   High River             28,912,400                   1.3%
-------------- ------------------ ----------------------- ----------------------
Common Stock   Icahn Master           49,637,981                   2.2%
-------------- ------------------ ----------------------- ----------------------
Common Stock   Icahn Master II        16,055,423                   0.7%
-------------- ------------------ ----------------------- ----------------------
Common Stock   Icahn Master III        6,110,199                   0.3%
-------------- ------------------ ----------------------- ----------------------
Common Stock   Icahn Partners         43,845,997                   1.9%
-------------- ------------------ ----------------------- ----------------------

____________________

(1) Please note that each Icahn Party listed above is the direct owner of Shares set forth under the heading "(3) Amount and Nature of Beneficial Ownership" and that beneficial ownership of Shares is described in the text of this Annex A under the heading "Beneficial Ownership."

(2) Please note that percentages of ownership set forth in this column are approximate and were calculated based on the amount of Shares stated to be outstanding as of January 31, 2008 in the Form 10-K for the period ended December 31, 2007 filed by Motorola with the Securities and Exchange Commission on February 28, 2008.

                           INFORMATION ABOUT MR. ICAHN

     Mr. Icahn has an interest in the election of directors at the Annual Meeting indirectly through the beneficial ownership of securities, as described below.

     Carl C. Icahn, 72, has served as chairman of the board and a director of Starfire Holding Corporation, a privately-held holding company, and chairman of the board and a director of various subsidiaries of Starfire, since 1984. Since August 2007, through his position as Chief Executive Officer of Icahn Capital LP, a wholly owned subsidiary of Icahn Enterprises L.P., and certain related entities, Mr. Icahn's principal occupation is managing private investment funds, including Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP. Prior to August 2007, Mr. Icahn conducted this occupation through his entities CCI Onshore Corp. and CCI Offshore Corp since September 2004. Since November 1990, Mr. Icahn has been chairman of the board of Icahn Enterprises G.P. Inc., the general partner of Icahn Enterprises L.P. Icahn Enterprises L.P. is a diversified holding company engaged in a variety of businesses, including investment management, metals, real estate and home fashion. Mr. Icahn was chairman of the board and president of Icahn & Co., Inc., a registered broker-dealer and a member of the National Association of Securities Dealers, from 1968 to 2005. Mr. Icahn has served as chairman of the board and as a director of American Railcar Industries, Inc., a company that is primarily engaged in the business of manufacturing covered hopper and tank railcars, since 1994. From October 1998 through May 2004, Mr. Icahn was the president and a director of Stratosphere Corporation, the owner and operator of the Stratosphere Hotel and Casino in Las Vegas, which is currently a subsidiary of Icahn Enterprises L.P. From September 2000 to February 2007, Mr. Icahn served as the chairman of the board of GB Holdings, Inc., which owned an interest in Atlantic Coast Holdings, Inc., the owner and operator of The Sands casino in Atlantic City until November 2006. Mr. Icahn has been chairman of the board and a director of XO Holdings, Inc., a telecommunications services provider, since February 2006 and of its predecessor from January 2003 to February 2006. Mr. Icahn has served as a Director of Cadus Corporation, a company engaged in the ownership and licensing of yeast-based drug discovery technologies since July 1993. In May 2005, Mr. Icahn became a director of Blockbuster Inc., a provider of in-home movie rental and game entertainment. In October 2005, Mr. Icahn became a director of WestPoint International, Inc., a manufacturer of bed and bath home fashion products. In September 2006, Mr. Icahn became a director of ImClone Systems Incorporated, a biopharmaceutical company, and since October 2006 has been the chairman of the board of ImClone Systems. In August 2007, Mr. Icahn became a director of WCI Communities, Inc., a homebuilding company, and since September 2007 has been the chairman of the board of WCI. In December 2007, Mr. Icahn became a director of Federal-Mogul Corporation, a supplier of automotive products, and since January 2008 has been the chairman of the board of Federal-Mogul. Mr. Icahn received his B.A. from Princeton University.


                              BENEFICIAL OWNERSHIP

     Barberry Corp., a Delaware corporation ("Barberry"), is the sole member of Hopper Investments LLC, a Delaware limited liability company ("Hopper"), which is the general partner of High River. Beckton Corp., a Delaware corporation ("Beckton") is the sole stockholder of Icahn Enterprises G.P. Inc., a Delaware corporation ("Icahn Enterprises GP"), which is the general partner of Icahn Enterprises Holdings L.P. ("Icahn Enterprises Holdings"). Icahn Enterprises Holdings is the sole member of IPH GP LLC, a Delaware limited liability company ("IPH"), which is the general partner of Icahn Capital L.P., a Delaware limited partnership ("Icahn Capital"). Icahn Capital is the general partner of each of Icahn Onshore LP, a Delaware limited partnership ("Icahn Onshore") and Icahn Offshore LP, a Delaware limited partnership ("Icahn Offshore"). Icahn Onshore is the general partner of Icahn Partners. Icahn Offshore is the general partner of each of Icahn Master, Icahn Master II and Icahn Master III. Each of Barberry and Beckton is 100 percent owned by Carl C. Icahn. As such, Mr. Icahn is in a position indirectly to determine the investment and voting decisions made by each of the Record Holders and certain of their affiliates described in this paragraph (the Record Holders, such affiliates and Mr. Icahn collectively, the "Icahn Parties").

     The Icahn Parties are deemed to beneficially own (here and as such term is used in this Annex A, as is defined in Rule 13d-3 under the Securities Exchange Act of 1934), in the aggregate, 144,562,000 Shares, representing approximately 6.4% of Motorola's outstanding Shares (based on 2,254,786,558 Shares stated to be outstanding as of January 31, 2008 in the Form 10-K for the period ended December 31, 2007 filed by Motorola with the Securities and Exchange Commission on February 28, 2008).

     High River has sole voting power and sole dispositive power with regard to 28,912,400 Shares. Each of Hopper, Barberry and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Partners has sole voting power and sole dispositive power with regard to 43,845,997 Shares. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master has sole voting power and sole dispositive power with regard to 49,637,981 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master II has sole voting power and sole dispositive power with regard to 16,055,423 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master III has sole voting power and sole dispositive power with regard to 6,110,199 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares.

     Each of Hopper, Barberry and Mr. Icahn, by virtue of their relationships to High River, are deemed to beneficially own the Shares which High River owns. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Partners, are deemed to beneficially own the Shares which Icahn Partners owns. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Master, Icahn Master II and Icahn Master III, are deemed to beneficially own the Shares which Icahn Master, Icahn Master II and Icahn Master III own.


                             TWO YEARS SUMMARY TABLE

     The following table indicates the date of each purchase of Shares by the Icahn Parties within the past two years, and the number of shares in each such purchase. Except as disclosed below, the Icahn Parties did not sell any Shares within the past two years.


                                                        No. of  Shares
Name                         Date                       Purchased
---------------------------- -------------------------- ------------------------
High River                   01/18/07                          900,000
---------------------------- -------------------------- ------------------------
High River                   01/19/07                          460,000
---------------------------- -------------------------- ------------------------
High River                   03/06/07                         980,000*
---------------------------- -------------------------- ------------------------
High River                   04/03/07                       11,221,000
---------------------------- -------------------------- ------------------------
High River                   04/05/07                          111,660
---------------------------- -------------------------- ------------------------
High River                   04/20/07                        150,000**
---------------------------- -------------------------- ------------------------
High River                   08/02/07                          400,000
---------------------------- -------------------------- ------------------------
High River                   08/06/07                         340,000
---------------------------- -------------------------- ------------------------
High River                   08/07/07                          400,000
---------------------------- -------------------------- ------------------------
High River                   08/08/07                          153,940
---------------------------- -------------------------- ------------------------
High River                   01/07/08                          727,780
---------------------------- -------------------------- ------------------------
High River                   01/08/08                          272,220
---------------------------- -------------------------- ------------------------
High River                   01/10/08                          200,000
---------------------------- -------------------------- ------------------------
High River                   01/22/08                        1,266,400
---------------------------- -------------------------- ------------------------
High River                   01/23/08                        4,000,000
---------------------------- -------------------------- ------------------------
High River                   01/24/08                        1,060,000
---------------------------- -------------------------- ------------------------
High River                   01/28/08                          214,820
---------------------------- -------------------------- ------------------------
High River                   02/28/08                        1,267,120
---------------------------- -------------------------- ------------------------
High River                   02/29/08                        1,332,880
---------------------------- -------------------------- ------------------------
High River                   03/03/08                        1,000,000
---------------------------- -------------------------- ------------------------
High River                   03/04/08                          900,000
---------------------------- -------------------------- ------------------------
High River                   03/05/08                        1,114,580
---------------------------- -------------------------- ------------------------
High River                   03/06/08                          400,000
---------------------------- -------------------------- ------------------------
High River                   03/07/08                           40,000
---------------------------- -------------------------- ------------------------
Icahn Master                 01/18/07                        2,033,413
---------------------------- -------------------------- ------------------------
Icahn Master                 01/19/07                        1,039,300
---------------------------- -------------------------- ------------------------
Icahn Master                 03/06/07                         150,815*
---------------------------- -------------------------- ------------------------
Icahn Master                 04/03/07                       21,317,471
---------------------------- -------------------------- ------------------------
Icahn Master                 04/20/07                        209,710**
---------------------------- -------------------------- ------------------------
Icahn Master                 08/02/07                        1,574,603
---------------------------- -------------------------- ------------------------
Icahn Master                 08/06/07                          792,359
---------------------------- -------------------------- ------------------------
Icahn Master                 08/07/07                          808,674
---------------------------- -------------------------- ------------------------
Icahn Master                 08/08/07                          287,313
---------------------------- -------------------------- ------------------------
Icahn Master                 01/22/08                        2,347,939
---------------------------- -------------------------- ------------------------
Icahn Master                 01/23/08                        6,952,532
---------------------------- -------------------------- ------------------------
Icahn Master                 01/24/08                        1,842,422
---------------------------- -------------------------- ------------------------
Icahn Master                 01/28/08                          373,386
---------------------------- -------------------------- ------------------------
Icahn Master                 02/28/08                        2,491,798
---------------------------- -------------------------- ------------------------
Icahn Master                 02/29/08                        2,332,711
---------------------------- -------------------------- ------------------------
Icahn Master                 03/03/08                          869,412
---------------------------- -------------------------- ------------------------
Icahn Master                 03/04/08                        1,545,157
---------------------------- -------------------------- ------------------------
Icahn Master                 03/05/08                        1,913,556
---------------------------- -------------------------- ------------------------
Icahn Master                 03/06/08                          686,736
---------------------------- -------------------------- ------------------------
Icahn Master                 03/07/08                           68,674
---------------------------- -------------------------- ------------------------
Icahn Master II              03/06/07                       2,970,934*
---------------------------- -------------------------- ------------------------
Icahn Master II              04/03/07                        6,022,245
---------------------------- -------------------------- ------------------------
Icahn Master II              04/20/07                         76,848**
---------------------------- -------------------------- ------------------------
Icahn Master II              08/07/07                          133,389
---------------------------- -------------------------- ------------------------
Icahn Master II              08/08/07                           94,687
---------------------------- -------------------------- ------------------------
Icahn Master II              01/22/08                          387,801
---------------------------- -------------------------- ------------------------
Icahn Master II              01/23/08                        2,203,469
---------------------------- -------------------------- ------------------------
Icahn Master II              01/24/08                          583,920
---------------------------- -------------------------- ------------------------
Icahn Master II              01/28/08                          118,338
---------------------------- -------------------------- ------------------------
Icahn Master II              02/28/08                          592,443
---------------------------- -------------------------- ------------------------
Icahn Master II              02/29/08                          728,407
---------------------------- -------------------------- ------------------------
Icahn Master II              03/03/08                          779,884
---------------------------- -------------------------- ------------------------
Icahn Master II              03/04/08                          499,781
---------------------------- -------------------------- ------------------------
Icahn Master II              03/05/08                          618,941
---------------------------- -------------------------- ------------------------
Icahn Master II              03/06/08                          222,124
---------------------------- -------------------------- ------------------------
Icahn Master II              03/07/08                           22,212
---------------------------- -------------------------- ------------------------
Icahn Master III             04/03/07                        2,753,360
---------------------------- -------------------------- ------------------------
Icahn Master III             04/05/07                          446,640
---------------------------- -------------------------- ------------------------
Icahn Master III             04/20/07                        160,000**
---------------------------- -------------------------- ------------------------
Icahn Master III             08/06/07                           21,792
---------------------------- -------------------------- ------------------------
Icahn Master III             08/07/07                          100,847
---------------------------- -------------------------- ------------------------
Icahn Master III             08/08/07                           35,831
---------------------------- -------------------------- ------------------------
Icahn Master III             01/22/08                          153,019
---------------------------- -------------------------- ------------------------
Icahn Master III             01/23/08                          835,238
---------------------------- -------------------------- ------------------------
Icahn Master III             01/24/08                          221,336
---------------------------- -------------------------- ------------------------
Icahn Master III             01/28/08                           44,855
---------------------------- -------------------------- ------------------------
Icahn Master III             02/28/08                          228,776
---------------------------- -------------------------- ------------------------
Icahn Master III             02/29/08                          276,339
---------------------------- -------------------------- ------------------------
Icahn Master III             03/03/08                          313,427
---------------------------- -------------------------- ------------------------
Icahn Master III             03/04/08                          190,201
---------------------------- -------------------------- ------------------------
Icahn Master III             03/05/08                          235,550
---------------------------- -------------------------- ------------------------
Icahn Master III             03/06/08                           84,534
---------------------------- -------------------------- ------------------------
Icahn Master III             03/07/08                            8,454
---------------------------- -------------------------- ------------------------
Icahn Partners               01/18/07                        1,566,587
---------------------------- -------------------------- ------------------------
Icahn Partners               01/19/07                          800,700
---------------------------- -------------------------- ------------------------
Icahn Partners               03/06/07                         798,251*
---------------------------- -------------------------- ------------------------
Icahn Partners               04/03/07                       14,790,924
---------------------------- -------------------------- ------------------------
Icahn Partners               04/20/07                        153,442**
---------------------------- -------------------------- ------------------------
Icahn Partners               08/02/07                           25,397
---------------------------- -------------------------- ------------------------
Icahn Partners               08/06/07                          545,849
---------------------------- -------------------------- ------------------------
Icahn Partners               08/07/07                          557,090
---------------------------- -------------------------- ------------------------
Icahn Partners               08/08/07                          197,929
---------------------------- -------------------------- ------------------------
Icahn Partners               01/07/08                        2,911,120
---------------------------- -------------------------- ------------------------
Icahn Partners               01/08/08                        1,088,880
---------------------------- -------------------------- ------------------------
Icahn Partners               01/10/08                          800,000
---------------------------- -------------------------- ------------------------
Icahn Partners               01/22/08                        2,176,841
---------------------------- -------------------------- ------------------------
Icahn Partners               01/23/08                        6,008,761
---------------------------- -------------------------- ------------------------
Icahn Partners               01/24/08                        1,592,322
---------------------------- -------------------------- ------------------------
Icahn Partners               01/28/08                          322,701
---------------------------- -------------------------- ------------------------
Icahn Partners               02/28/08                        1,755,463
---------------------------- -------------------------- ------------------------
Icahn Partners               02/29/08                        1,994,063
---------------------------- -------------------------- ------------------------
Icahn Partners               03/03/08                        2,037,277
---------------------------- -------------------------- ------------------------
Icahn Partners               03/04/08                        1,364,861
---------------------------- -------------------------- ------------------------
Icahn Partners               03/05/08                        1,690,273
---------------------------- -------------------------- ------------------------
Icahn Partners               03/06/08                          606,606
---------------------------- -------------------------- ------------------------
Icahn Partners               03/07/08                           60,660
---------------------------- -------------------------- ------------------------

____________________

* These amounts consist of the number of Shares obtained by the respective Icahn Parties as a result of an exercise by each such party of their respective American call options written by Morgan Stanley and Co. International Limited, which had the strike price of $13.50 and the expiration date of 03/19/07 (which options were purchased by the Icahn Parties as is further described on Attachment 1 to this Annex A) and the dates set forth in the table with respect to such Shares are the dates on which such options were exercised.

** These amounts consist of the number of Shares obtained by the respective Icahn Parties as a result of an exercise by each such party of their respective American call options written by UBS AG, London Branch, which had the strike price of $11.50 and the expiration date of 04/20/07 (which options were purchased by the Icahn Parties as is further described on Attachment 1 to this Annex A) and the dates set forth in the table with respect to such Shares are the dates on which such options were exercised.

     Part of the purchase price of Shares purchased by High River was obtained through margin borrowing. Shares purchased by High River are maintained in a margin account that includes positions in securities in addition to Shares. The indebtedness of the margin account as of March 11, 2008 was approximately $1,257,744,140.

     Please refer to Attachment 2 to this Annex A for a description of certain put options on Shares which put options were sold and subsequently purchased back by Icahn Parties.

     The numbers of Shares set forth in the following table consist of the numbers of Shares underlying American call options written by Morgan Stanley and Co. International Limited (which options had a strike price of $13.50 and an expiration date of 03/19/07) which were sold on 03/19/07 without exercise by the respective Icahn Parties back to Morgan Stanley and Co. International Limited (which options were purchased by the Icahn Parties as is further described on Attachment 1 to this Annex A).

                                                        No. of  Shares
Name                         Date                       Underlying Option
---------------------------- -------------------------- ------------------------
High River                   03/19/07                        3,526,840
---------------------------- -------------------------- ------------------------
Icahn Master                 03/19/07                        5,489,372
---------------------------- -------------------------- ------------------------
Icahn Master II              03/19/07                        6,022,245
---------------------------- -------------------------- ------------------------
Icahn Partners               03/19/07                        2,595,743
---------------------------- -------------------------- ------------------------

     The numbers of Shares set forth in the following table consist of the numbers of Shares underlying American call options written by Morgan Stanley and Co. International Limited (which options had a strike price of $13.50 and an expiration date of 04/04/07) which were sold on 04/03/07 without exercise by the respective Icahn Parties back to Morgan Stanley and Co. International Limited (which options were purchased by the Icahn Parties as is further described on Attachment 1 to this Annex A).

                                                        No. of  Shares
Name                         Date                       Underlying Option
---------------------------- -------------------------- ------------------------
High River                   04/03/07                        3,526,840
---------------------------- -------------------------- ------------------------
Icahn Master                 04/03/07                        5,489,372
---------------------------- -------------------------- ------------------------
Icahn Master II              04/03/07                        6,022,245
---------------------------- -------------------------- ------------------------
Icahn Partners               04/03/07                        2,595,743

     The numbers of Shares set forth in the following table consist of the numbers of Shares underlying American call options written by Morgan Stanley and Co. International Limited (which options had a strike price of $13.50 and an expiration date of 01/16/09) which were sold on 04/03/07 without exercise by the respective Icahn Parties back to Morgan Stanley and Co. International Limited (which options were purchased by the Icahn Parties as is further described on Attachment 1 to this Annex A).

                                                        No. of  Shares
Name                         Date                       Underlying Option
---------------------------- -------------------------- ------------------------
High River                   04/03/07                        7,005,820
---------------------------- -------------------------- ------------------------
Icahn Master                 04/03/07                       15,828,099
---------------------------- -------------------------- ------------------------
Icahn Partners               04/03/07                       12,195,181
---------------------------- -------------------------- ------------------------

                                                         ATTACHMENT 1 TO ANNEX A

American call options purchased by Icahn Parties, which were written by Morgan Stanley and Co. International Limited and have $13.50 strike price, expiration date 01/16/09, and provide for a physical settlement (unless an Icahn Party opts for a cash settlement) and are further described in the chart set forth below (please note that these options were sold on 04/03/07 without exercise by the respective Icahn Parties back to Morgan Stanley and Co. International Limited):



                   Icahn Partners                    Icahn Master               High River                     Total
------------ ------------- --------------- ------------- --------------- ------------ -------------- ------------ ---------------
 Trade Date  Number of      Option           Number of     Option         Number of      Option       Number of     Option
             Shares         Premium          Shares        Premium        Shares         Premium      Shares        Premium
             Subject to     ($)              Subject to    ($)            Subject to     ($)          Subject to    ($)
             Option                          Option                       Option                      Options
------------ ------------- --------------- ------------- --------------- ------------ -------------- ------------ ---------------
  1/19/2007    1,566,639     9,099,039.31    2,033,361    11,809,760.69      900,000   5,227,200.00    4,500,000   26,136,000.00
------------ ------------- --------------- ------------- --------------- ------------ -------------- ------------ ---------------
  1/22/2007    2,088,931    10,805,622.28    2,711,069    14,023,817.72    1,200,000   6,207,360.00    6,000,000   31,036,800.00
------------ ------------- --------------- ------------- --------------- ------------ -------------- ------------ ---------------
  1/23/2007    1,784,785     8,973,542.02    2,316,495    11,646,873.56    1,025,320   5,155,103.90    5,126,600   25,775,519.48
------------ ------------- --------------- ------------- --------------- ------------ -------------- ------------ ---------------
  1/24/2007    1,740,711     8,892,770.29    2,259,289    11,542,029.71    1,000,000   5,108,700.00    5,000,000   25,543,500.00
------------ ------------- --------------- ------------- --------------- ------------ -------------- ------------ ---------------
  1/25/2007    1,498,856     7,870,193.08    1,945,384    10,214,822.31      861,060   4,521,253.85    4,305,300   22,606,269.24
------------ ------------- --------------- ------------- --------------- ------------ -------------- ------------ ---------------
  1/26/2007      625,646     3,042,829.32      812,034     3,949,327.36      359,420   1,748,039.17    1,797,100    8,740,195.85
------------ ------------- --------------- ------------- --------------- ------------ -------------- ------------ ---------------
  1/29/2007    1,740,710     8,291,175.80    2,259,290    10,761,224.20    1,000,000   4,763,100.00    5,000,000   23,815,500.00
------------ ------------- --------------- ------------- --------------- ------------ -------------- ------------ ---------------
  1/31/2007    1,148,903     7,146,176.66    1,491,177     9,275,120.94      660,020   4,105,324.40    3,300,100   20,526,622.00
------------ ------------- --------------- ------------- --------------- ------------ -------------- ------------ ---------------
     Totals   12,195,181    64,121,348.76   15,828,099    83,222,976.49    7,005,820  36,836,081.32   35,029,100  184,180,406.57
------------ ------------- --------------- ------------- --------------- ------------ -------------- ------------ ---------------

American call options purchased by Icahn Parties, which were written by Morgan Stanley and Co. International Limited and have $13.50 strike price, expiration date 3/19/07, and provide for a physical settlement (unless an Icahn Party opts for a cash settlement) and are further described in the chart set forth below (please note that these options were sold on 03/19/07 without exercise by the respective Icahn Parties back to Morgan Stanley and Co. International Limited):



                  Icahn Partners                  Icahn  Master            Icahn Master II
-----------   ----------   -------------   ----------   -------------   ----------   -------------
Trade          Number of   Option           Number of   Option           Number of   Option
Date           Shares      Premium          Shares      Premium          Shares      Premium
               Subject to  ($)              Subject to  ($)              Subject to  ($)
               Option                       Option                       Option
-----------   ----------   -------------   ----------   -------------   ----------   -------------
  2/2/2007        64,426      415,869.83      64,426       415,869.83
-----------   ----------   -------------   ----------   -------------   ----------   -------------
  2/5/2007     1,856,000   11,910,137.60     242,840     1,558,328.56    2,098,840   13,468,466.16
-----------   ----------   -------------   ----------   -------------   ----------   -------------
  2/6/2007     2,880,000   18,108,576.00     720,000     4,527,144.00    3,600,000   22,635,720.00
-----------   ----------   -------------   ----------   -------------   ----------   -------------
  2/7/2007       309,725    1,991,376.89     191,656     1,232,252.25      200,000    1,285,900.00
-----------   ----------   -------------   ----------   -------------   ----------   -------------
 2/12/2007       760,756    4,362,859.58     117,241       672,365.41      364,000    2,087,503.60
-----------   ----------   -------------   ----------   -------------   ----------   -------------
 2/13/2007       771,229    4,518,630.71   1,110,424     6,505,974.22      445,903    2,612,545.68
-----------   ----------   -------------   ----------   -------------   ----------   -------------
 2/14/2007       562,448    3,326,317.47     740,283     4,378,033.66      297,269    1,758,048.87
-----------   ----------   -------------   ----------   -------------   ----------   -------------
  3/9/2007       461,688    2,303,361.43   1,474,312     7,355,342.57      484,000    2,414,676.00
-----------   ----------    ------------   ----------   -------------   ----------   -------------
 3/12/2007       800,378    4,145,157.66   1,093,872     5,665,163.09      169,750      879,135.25
-----------   ----------   -------------   ----------   -------------   ----------   -------------
    Totals     2,595,743   14,293,467.27   5,489,372    30,258,750.01    6,022,245   37,588,930.89
-----------   ----------   -------------   ----------   -------------   ----------   -------------


                        High River                    Total
-------------   ----------   -------------   ----------   --------------
Trade            Number of     Option         Number of    Option
Date             Shares        Premium        Shares       Premium
                 Subject to    ($)            Subject to   ($)
                 Option                       Option
-------------   ----------   -------------   ----------   --------------
  2/2/2007
-------------   ----------   -------------   ----------   --------------
  2/5/2007
-------------   ----------   -------------   ----------   --------------
  2/6/2007
-------------   ----------   -------------   ----------   --------------
  2/7/2007         701,381    4,509,529.14
-------------   ----------   -------------   ----------   --------------
 2/12/2007       1,241,997    7,122,728.59
-------------   ----------   -------------   ----------   --------------
 2/13/2007         600,000    3,515,400.00    2,927,556    17,152,550.61
-------------   ----------   -------------   ----------   --------------
 2/14/2007         400,000    2,365,600.00    2,000,000    11,828,000.00
-------------   ----------   -------------   ----------   --------------
  3/9/2007       2,420,000   12,073,380.00
-------------   ----------   -------------   ----------   --------------
 3/12/2007         516,000    2,672,364.00    2,580,000    13,361,820.00
-------------   ----------   -------------   ----------   --------------
    Totals       3,526,840   20,426,916.16   17,634,200   102,568,064.33
-------------   ----------   -------------   ----------   --------------

American call options purchased by Icahn Parties, which were written by Morgan Stanley and Co. International Limited and have $13.50 strike price, expiration date 4/4/07, and provide for a physical settlement (unless an Icahn Party opts for a cash settlement) and are further described in the chart set forth below (please note that these options were sold on 04/03/07 without exercise by the respective Icahn Parties back to Morgan Stanley and Co. International Limited):



                    Icahn Partners                Icahn  Master              Icahn Master II
----------   -----------   ---------------   ----------   ----------------   ------------   -----------------
Trade        Number of     Option            Number of      Option            Number of      Option
Date         Shares        Premium           Shares         Premium           Shares         Premium
             Subject to    ($)               Subject to     ($)               Subject to     ($)
             Option                          Option                           Option
----------   -----------   ---------------   ----------   ----------------   ------------   -----------------
3/19/2007    2,595,743      12,277,864.39     5,489,372      25,964,729.56      6,022,245       28,485,218.85
----------   -----------   ---------------   ----------   ----------------   ------------   -----------------


                        High River                      Total
----------   ------------   ---------------   ------------   -------------
Trade        Number of       Option           Number of      Option
Date         Shares          Premium          Shares         Premium
             Subject to      ($)              Subject to     ($)
             Option                           Option
----------   ------------   ---------------   ------------   -------------
3/19/2007       3,526,840     16,681,953.20     17,634,200   83,409,768.00
----------   ------------   ---------------   ------------   -------------


American call options purchased by Icahn Parties, which were written by UBS AG, London Branch and have $11.50 strike price, expiration date 4/20/07 ("$11.50
Call Options"), and provide for a physical settlement (unless an Icahn Party opts for a cash settlement) and are further described in the chart set forth below:


                    Icahn Partners                  Icahn  Master                 Icahn Master II
----------   ------------   ------------   -------------   --------------   ------------   --------------
Trade         Number of      Option         Number of       Option           Number of      Option
Date          Shares         Premium        Shares          Premium          Shares         Premium
              Subject to     ($)            Subject to      ($)              Subject to     ($)
              Option                        Option                           Option
----------   ------------   ------------   -------------   --------------   ------------   --------------
3/22/2007       153,442       937,883.54        209,710     1,281,810.43        76,848      469,718.03
----------   ------------   ------------   -------------   --------------   ------------   --------------
4/02/2007
----------   ------------   ------------   -------------   --------------   ------------   --------------


                        High River                     Total
----------   ------------   --------------   -----------   -------------
Trade        Number of      Option            Number of     Option
Date         Shares         Premium           Shares        Premium
             Subject to     ($)               Subject to    ($)
             Option                           Option
----------   ------------   --------------   -----------   -------------
3/22/2007         110,000      672,353.00
----------   ------------   --------------   -----------   -------------
4/02/2007          40,000       243,520.00       160,000      974,080.00
----------   ------------   --------------   -----------   -------------

                                                         ATTACHMENT 2 TO ANNEX A

European put options sold by Icahn Parties, which were written by Morgan Stanley and Co. International Limited and have $13.50 strike price, expiration date 1/16/09, and provide for cash settlement only are further described in the chart set forth below (please note that these options were purchased back by the respective Icahn Parties on 04/03/07 from Morgan Stanley and Co. International Limited without exercise by Morgan Stanley and Co. International Limited):



                Icahn Partners          Icahn  Master              High River                   Total
Trade        Number of   Option      Number of   Option      Number of     Option     Number of           Option
Date         Shares      Premium     Shares      Premium     Shares        Premium    Shares              Premium
             Subject to  ($)         Subject to  ($)         Subject to    ($)        Subject to          ($)
             Option                  Option                  Option                   Option
--------------------------------------------------------------------------------------------------------------------------
1/19/2007    1,566,639   15,666.39   2,033,361   20,333.61     900,000     9,000.00   4,500,000          45,000.00
--------------------------------------------------------------------------------------------------------------------------
1/22/2007    2,088,931   20,889.31   2,711,069   27,110.69   1,200,000    12,000.00   6,000,000          60,000.00
--------------------------------------------------------------------------------------------------------------------------
1/23/2007    1,784,785   17,847.85   2,316,495   23,164.95   1,025,320    10,253.20   5,126,600          51,266.00
--------------------------------------------------------------------------------------------------------------------------
1/24/2007    1,740,711   17,407.11   2,259,289   22,592.89   1,000,000    10,000.00   5,000,000          50,000.00
--------------------------------------------------------------------------------------------------------------------------
1/25/2007    1,498,856   14,988.56   1,945,384   19,453.84     861,060     8,610.60   4,305,300          43,053.00
--------------------------------------------------------------------------------------------------------------------------
1/26/2007      625,646    6,256.46     812,034    8,120.34     359,420     3,594.20   1,797,100          17,971.00
--------------------------------------------------------------------------------------------------------------------------
1/29/2007    1,740,710   17,407.10   2,259,290   22,592.90   1,000,000    10,000.00   5,000,000          50,000.00
--------------------------------------------------------------------------------------------------------------------------
1/31/2007    1,148,903   11,489.03   1,491,177   14,911.77     660,020     6,600.20   3,300,100          33,001.00
--------------------------------------------------------------------------------------------------------------------------
    Totals  12,195,181  121,951.81  15,828,099  158,280.99   7,005,820    70,058.20  35,029,100         350,291.00
--------------------------------------------------------------------------------------------------------------------------

                                                                         ANNEX B

                            FORM OF NOMINEE AGREEMENT

                                ICAHN PARTNERS LP
                          ICAHN PARTNERS MASTER FUND LP
                        ICAHN PARTNERS MASTER FUND II LP
                        ICAHN PARTNERS MASTER FUND III LP
                         HIGH RIVER LIMITED PARTNERSHIP

                                                     January __, 2008


To: ____________

Dear Mr._______:


     This will confirm our understanding as follows:

     You agree that you are willing, should we so elect, to become a member of a slate of nominees (the "Slate") to stand for election as directors of Motorola, Inc. ("MOTOROLA") in connection with a proxy contest with management of MOTOROLA in respect of the election of directors of MOTOROLA at the 2008 Annual Meeting of Stockholders of MOTOROLA (the "Annual Meeting") or a special meeting of stockholders of MOTOROLA called for a similar purpose (the "Proxy Contest").

     Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, "Icahn"), agree to pay the costs of the Proxy Contest.

     In addition, upon our filing of a preliminary proxy statement with the SEC, which indicates that Icahn intends to nominate you for election at the Annual Meeting, you will be paid $25,000 by Icahn.

     You understand that it may be difficult, if not impossible, to replace nominees who, such as yourself, have agreed to serve on the Slate and later change their minds and determine not to seek election. Accordingly, the Slate is relying upon your agreement to seek election. In that connection, you are being supplied with a questionnaire in which you will provide Icahn with information necessary for Icahn to make appropriate disclosure both to MOTOROLA and for use in creating the proxy material to be sent to stockholders of MOTOROLA and to be filed with the Securities and Exchange Commission. You have agreed that (i) you will immediately complete and sign the questionnaire and return it to Yevgeny Fundler, Counsel, Icahn Enterprises LP, 767 Fifth Avenue, Suite 4700, New York, NY 10153, Tel: (212) 702-4329, Fax: (212) 688-1158, Email: yfundler@sfire.com and (ii) your responses to the questions contained therein will be true and correct in all respects. In addition, you have agreed that, concurrently with your execution of this letter, you will execute the attached instrument directed to MOTOROLA informing MOTOROLA that you consent to being nominated by Icahn for election as a director of MOTOROLA and, if elected, consent to serving as a director of MOTOROLA. Upon being notified that we have chosen you, we may forward that consent and your completed questionnaire (or summaries thereof) to MOTOROLA.

     Icahn hereby agrees that, so long as you actually serve on the Slate, Icahn will defend, indemnify and hold you harmless from and against any and all losses, damages, penalties, judgments, awards, liabilities, costs, expenses and disbursements (including, without limitation, reasonable attorneys' fees, costs, expenses and disbursements) incurred by you in the event that (i) you become a party, or are threatened to be made a party, to any civil, criminal, administrative or arbitrative action, suit or proceeding, and any appeal thereof relating solely to your role as a nominee for director of MOTOROLA on the Slate (a "Proceeding") or (ii) you are called to testify or give a deposition in any Proceeding (whether or not you are a party or are threatened to be made a party to such Proceeding), including, in each case, the advancement to you of all reasonable attorneys' costs and expenses incurred by you in connection with any Proceeding. Your right of indemnification hereunder shall continue (i) in the event that Icahn determines to withdraw the Slate or remove you from the Slate and (ii) after the election has taken place but only for events which occur prior to such election and subsequent to the date hereof. Anything to the contrary herein notwithstanding, Icahn is not indemnifying you for any action taken by you or on your behalf which occurs prior to the date hereof or subsequent to the Annual Meeting or such earlier time as you are no longer a nominee of the Slate for election to MOTOROLA's Board of Directors or for any actions taken by you as a director of MOTOROLA, if you are elected. Nothing herein shall be construed to provide you an indemnity: (i) in the event you are found to have engaged in a violation of any provision of state or federal law in connection with the Proxy Contest unless you demonstrate that your action was taken in good faith and in a manner you reasonably believed to be in or not opposed to the best interests of electing the Slate; or (ii) if you acted in a manner which constitutes gross negligence or willful misconduct. In the event that you shall make any claim for indemnification hereunder, you shall promptly notify Icahn in the event of any third-party claims actually made against you or known by you to be threatened. In addition, with respect to any such claim, Icahn shall be entitled to control your defense with counsel chosen by Icahn. Icahn shall not be responsible for any settlement of any claim against you covered by this indemnity without its prior written consent. However, Icahn may not enter into any settlement of any such claim without your consent unless such settlement includes a release of you from any and all liability in respect of such claim.

     Each of us recognizes that should you be elected to the Board of Directors of MOTOROLA all of your activities and decisions as a director will be governed by applicable law and subject to your fiduciary duty to the stockholders of MOTOROLA and, as a result, that there is, and can be, no agreement between you and Icahn which governs the decisions which you will make as a director of MOTOROLA.

                                [Signature Page]

     Should the foregoing agree with your understanding, please so indicate in the space provided below, whereupon this letter will become a binding agreement between us.

                                          Very truly yours,

                                          Icahn Partners LP

                                          By: ____________________________
                                              Name:   Edward E. Mattner
                                              Title:  Authorized Signatory

                                          Icahn Partners Master Fund LP

                                          By: __________________________
                                              Name: Edward E. Mattner
                                              Title:   Authorized Signatory


                                          Icahn Partners Master Fund II LP

                                          By: __________________________
                                              Name: Edward E. Mattner
                                              Title:   Authorized Signatory

                                          Icahn Partners Master Fund III LP

                                          By: __________________________
                                              Name: Edward E. Mattner
                                              Title:   Authorized Signatory

                                          High River Limited Partnership
                                          By: Hopper Investments, LLC,
                                                 its general partner

                                          By: __________________________
                                              Name: Edward E. Mattner
                                              Title:   Authorized Signatory


Agreed to and Accepted as of the date first above written:

--------------------------
Name:

                [Signature Page to Nominee Agreement re MOTOROLA]

                                    IMPORTANT


     1. If your shares are held in your own name, please vote by telephone, by Internet, or by signing, dating and mailing the enclosed GOLD proxy card to our Proxy Solicitor, Innisfree M&A Incorporated, in the postage-paid envelope provided.

     2. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a GOLD proxy card to be executed representing your shares.

     3. If you have already submitted a white proxy card to Motorola for the Annual Meeting, you may change your vote to a vote FOR the election of the Nominees by marking, signing, dating and returning the enclosed GOLD proxy card for the Annual Meeting, which must be dated after any proxy you may have submitted to Motorola. You may also submit your later-dated proxy by using the enclosed GOLD proxy card to vote by telephone or by Internet. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING.

     If you have any questions or require any assistance in executing your proxy, please call:

                           Innisfree M&A Incorporated
                   Stockholders call toll-free: (877) 825-8772
                 Banks and Brokers call collect: (212) 750-5833

                           PLEASE SEE REVERSE SIDE FOR
                            THREE EASY WAYS TO VOTE!

            TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN,
                    DATE AND RETURN IN THE ENVELOPE PROVIDED
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

GOLD PROXY CARD

MOTOROLA, INC.
2008 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY
CARL C. ICAHN
ICAHN PARTNERS LP
ICAHN PARTNERS MASTER FUND LP
ICAHN PARTNERS MASTER FUND II L.P.
ICAHN PARTNERS MASTER FUND III L.P. AND
HIGH RIVER LIMITED PARTNERSHIP

     The undersigned hereby appoints and constitutes each of Carl C. Icahn, Keith Meister, David Schechter and Vincent J. Intrieri (acting alone or together) as proxies, with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Motorola, Inc. ("Motorola") to be held on May 5, 2008 at 5:00 p.m. local time, and at any adjournment or postponement thereof, hereby revoking any proxies previously given, to vote all shares of Common Stock of Motorola held or owned by the undersigned as directed below, and in their discretion upon such other matters as may come before the meeting. IF NO DIRECTION IS MADE WITH RESPECT TO A PROPOSAL, THIS PROXY WILL BE VOTED AS FOLLOWS WITH RESPECT TO ANY SUCH PROPOSAL: (I) FOR MESSRS. FRANK BIONDI, JR., WILLIAM R. HAMBRECHT, LIONEL C. KIMERLING AND KEITH MEISTER, FOR DIRECTORS AND FOR THE PERSONS WHO ARE EXPECTED TO BE NOMINATED BY MOTOROLA (OTHER THAN MESSRS. JOHN A. WHITE, SAMUEL C. SCOTT III, JAMES R. STENGEL AND MS. JUDY C. LEWENT), FOR DIRECTORS; (II) FOR THE PROPOSALS 2, 3 AND 4, (III) ABSTAIN WITH RESPECT TO THE PROPOSAL 5. THIS PROXY WILL ALSO BE VOTED AT THE DISCRETION OF THE PROXY HOLDERS UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. If any nominee for director is unable or declines to serve as director, this proxy will be voted for any nominee that any of Icahn Partners LP, Icahn Partners Master Fund LP, or High River Limited Partnership (collectively, the "Icahn Parties") designates.

     YOUR VOTE IS VERY IMPORTANT--PLEASE VOTE YOUR PROXY TODAY.

     (CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.)

                      PROXY SOLICITED BY THE ICAHN PARTIES.

                           YOUR VOTE IS VERY IMPORTANT

                  Please take a moment now to vote your shares
                 of Motorola, Inc. common stock for the upcoming
                         Annual Meeting of Stockholders.

                    YOU CAN VOTE TODAY IN ONE OF THREE WAYS:

1. VOTE BY TELEPHONE - Call toll-free from the U.S. or Canada at 1-866-883-2379 on a touch-tone telephone. If outside the U.S. or Canada, call 1-215-521-1349. Please follow the simple instructions provided. You will be required to provide the unique control number printed below.

OR

2. VOTE BY INTERNET - Please access HTTPS://WWW.PROXYVOTENOW.COM/MOT, and follow the simple instructions provided. Please note you must type an "s" after http. You will be required to provide the unique control number printed below.


         CONTROL NUMBER:


              You may vote by telephone or Internet 24 hours a day,
            7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had executed a proxy card.

OR

3. VOTE BY MAIL - If you do not have access to a touch-tone telephone or to the Internet or wish to vote by mail, please sign, date and return the proxy card in the envelope provided, or mail to: Icahn Parties, c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5156, New York, NY 10150-5156.

            TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN,
                    DATE AND RETURN IN THE ENVELOPE PROVIDED
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.                             GOLD PROXY

THE ICAHN PARTIES RECOMMEND A VOTE "FOR" THE ELECTION OF ITS NOMINEES AND "FOR" PROPOSALS 2, 3 AND 4, AND MAKE NO RECOMMENDATIONS WITH RESPECT TO PROPOSAL 5.

PROPOSAL 1: To elect Messrs.  (01) Frank Biondi,  Jr, (02) William R. Hambrecht,
            (03) Lionel C. Kimerling, and (04) Keith Meister as directors:

    FOR ALL NOMINEES           WITHHELD FROM ALL NOMINEES         FOR ALL EXCEPT
    [     ]                    [     ]                            [     ]

     The Icahn Parties intend to use this proxy to vote (i) FOR Messrs. Frank Biondi, Jr., William R. Hambrecht, Lionel C. Kimerling, and Keith Meister and
(ii) FOR the persons who have been nominated by Motorola to serve as directors, other than Messrs John A. White, Samuel C. Scott III, James R. Stengel and Ms. Judy C. Lewent. The Icahn Parties are NOT seeking authority to vote for and WILL NOT exercise any authority to vote for, Messrs John A. White, Samuel C. Scott III, James R. Stengel and Ms. Judy C. Lewent. There is no assurance that any of the Motorola nominees will serve as directors if an Icahn Parties' nominee is elected to the Board. You should refer to the proxy statement and form of proxy distributed by Motorola for the names, background, qualifications and other information concerning the Motorola nominees.

NOTE: IF YOU DO NOT WISH FOR YOUR SHARES TO BE VOTED "FOR" A PARTICULAR ICAHN PARTIES' NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE BELOW. YOU MAY ALSO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE MOTOROLA NOMINEES BY WRITING THE NAME OF THE NOMINEE(S)
BELOW:

--------------------------------------------------------------------------------


                                           FOR           AGAINST         ABSTAIN

 PROPOSAL 2:    Ratification of            [ ]             [ ]             [ ]
                Appointment of
                Independent Registered
                Public Accounting Firm
 PROPOSAL 3:    Shareholder Proposal       [ ]             [ ]             [ ]
                re: Say-on-Pay
 PROPOSAL 4:    Shareholder Proposal       [ ]             [ ]             [ ]
                re: Recoup Unearned
                Management Bonuses
 PROPOSAL 5:    Shareholder Proposal       [ ]             [ ]             [ ]
                re: a Global Set of
                Corporate Standards at
                Motorola





                  ------------------, 2008
                  DATE

                  --------------------------------------------------------------
                  SIGNATURE(S) OF STOCKHOLDER(S)

                  ------------------------------
                  SIGNATURE (IF HELD JOINTLY):

                   -------------------------------------------------------------
                  TITLE(S), IF ANY

                  Please sign exactly as your name(s) appear(s) hereon. If shares are issued in the name of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation or other company should be signed in its name by its authorized officers. Executors, administrators, trustees and partners should indicate their positions when signing.